UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08795

BROOKFIELD HIGH INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD HIGH INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30, 2016

Date of reporting period: March 31, 2016

Item 1. Reports to Shareholders.

Brookfield Investment Management
2016
SEMI-ANNUAL REPORT
March 31, 2016
Brookfield High Income Fund Inc.

IN PROFILE
Brookfield Asset Management Inc. is a global alternative asset manager with $240 billion in assets under management as of March 31, 2016. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds and various commingled vehicles.
Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate credit and securitized credit strategies. Headquartered in New York, NY, Brookfield Investment Management also maintains offices and investment teams in Toronto, Chicago and Boston and has over $16 billion of assets under management as of March 31, 2016.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2016. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
I am pleased to provide the Semi-Annual Report for Brookfield High Income Fund Inc. (“HHY” or the “Fund”) for the six-month period ended March 31, 2016.
Capital market activity over the six-month period continued to be influenced by several key factors, including heightened economic and financial uncertainties in China, volatile commodity prices (particularly oil) and monetary policy decisions around the globe.
The rapid devaluation of the Chinese Yuan, slowing economic growth and accelerating capital outflows continue to be a concern given the potential impact on the global economy.
Energy markets were particularly volatile during the six-month period, particularly during the first quarter of 2016. Between the beginning of the year and February 11, the price of West Texas Intermediate Crude closed down nearly 30%, before finding a bottom and rallying 41% to close the quarter at $36.94 per barrel. While such volatility generated concern, we believe it has also created dramatic valuation dislocations among income-generating securities. We are mindful of the timing in order to capitalize on such opportunities and continue to monitor the landscape closely.
Many market observers predicted that central bank policy around the world would begin to diverge in 2016 – with the U.S. tightening while the rest of the world eases. That has not necessarily been the case as policy makers in the largest economies have remained dovish.
At its March meeting, the U.S. Federal Reserve kept its benchmark lending rate steady at 0.25% to 0.50% and Fed officials reduced estimates of how much they expect the fed funds rate to increase in 2016. In Europe, the European Central Bank continued its easing measures, even expanding its bond-buying program to include corporate bonds; and in Japan, the Bank of Japan adopted negative interest rates in an effort to stave off the deflation that has plagued the country since the 1990s. Within this environment over the last six months, the 10-year U.S. Treasury rate declined by 27 basis points, ending the period at 1.77%.
Given recent global central bank rhetoric, we believe the rate environment is likely to remain subdued in the near term. We continue to expect income-producing asset classes will benefit in a low-yield, low-growth economic climate; particularly those with the potential to offer a combination of yield, stability and growth.
In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s unaudited financial statements as of March 31, 2016.
As previously announced on May 16, 2016, the Board of Directors of the Fund and the Boards of Directors of Brookfield Mortgage Opportunity Income Fund Inc. and Brookfield Total Return Fund Inc. approved the reorganizations of each of the funds into a new fund, Brookfield Real Assets Income Fund Inc. A joint special meeting of shareholders to consider the reorganizations has been scheduled for Friday, August 5th, 2016, at 8:30 a.m. Eastern Time. Details regarding the proposed reorganizations will be contained in the definitive proxy materials and will be sent to shareholders, once available.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or to visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,

Brian F. Hurley President	Craig Noble Chief Executive Officer amd Chief Investment Officer Brookfield Investment Management Inc.
2016 Semi-Annual Report1

Brookfield High Income Fund Inc. (Unaudited)

OBJECTIVE & STRATEGY
The primary investment objective of Brookfield High Income Fund Inc. (the “Fund”) is the generation of high current income. The Fund will also seek capital growth to the extent consistent with its primary investment objective. The Fund is a diversified fund that will invest primarily in high yield bonds, debentures, notes, corporate loans, convertible debentures and other debt instruments rated below-investment grade or determined by the Fund’s investment manager to be of comparable quality. The Fund may invest up to 30% of its total assets in the securities, including high yield obligations, of issuers domiciled outside of the United States. The Fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or that are in default.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations, and an unanticipated default could cause the Fund to experience a reduction in the value of its shares. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and the market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
Management Discussion of Fund Performance
For the six month period ended March 31, 2016, Brookfield High Income Fund Inc. (NYSE: HHY) had a total return based on net asset value of -1.95% and a total return based on market price of 2.82%, which assumes the reinvestment of distributions and is exclusive of brokerage commissions. Based on the NYSE closing price of $7.02 on March 31, 2016, the Fund’s shares had a distribution rate of 12.82%. The distribution rate is calculated as the annualized amount of the reporting period’s most recent monthly distribution declared divided by the stated stock price.
During the six-month period, the Fund was overweight in the Energy, Telecommunications, and Leisure sectors. These allocations detracted from relative performance during the period. The Fund’s energy exposure is concentrated in the relatively stable natural gas distribution pipeline subsector, which is less sensitive to declining oil and gas prices, yet was marked down by investors seeking to avoid energy exposure of any kind. The Fund’s overweight in leisure was concentrated in the gaming subsector, which continued to see positive returns for the period. These positive contributions were partially offset by negative security selection in the leisure sector.
The Fund’s underweights include Technology, Banking and Financial Services. These underweights all detracted from relative performance as the sectors all tended to outperform the overall market by virtue of being relatively insensitive to commodity prices.
HIGH YIELD MARKET OVERVIEW
Credit market challenges lead to signs of relief
Over the six months ended March 31, 2016, the high-yield market trod a different path from most others. While the S&P 500 equity index returned 8.48%, and treasury yields declined from 2.04% to 1.77%, the high-yield market rose only 1.01% over the period as measured by the BofA Merrill Lynch U.S. High Yield Index. Investors grew increasingly concerned toward the end of calendar 2015 about Federal Reserve interest rate increases and by
2Brookfield Investment Management Inc.

Brookfield High Income Fund Inc. (Unaudited)

plunging crude oil prices. In November, OPEC decided against cutting production to bring oil prices higher which resulted in prices moving sharply lower. In the last two months of the calendar year concerns rose about trading liquidity in the high-yield bond market when a credit will oriented hedge fund froze redemptions claiming liquidity problems. Investors mistakenly extrapolated this particular fund’s challenges to the market in general and redeemed high-yield mutual funds heavily.
Credit markets entered calendar year 2016 on a heavy note suffering from further oil price declines. In mid-February, however, oil appeared to make a bottom and credit markets moved sharply higher with March 2016 turning out to be the best gain for the market since October 2011. Investors expressed their renewed confidence by heavily purchasing high-yield bond mutual funds in the 1st quarter. The new issue calendar opened up toward the end of the calendar quarter demonstrating a return to normality for the market mechanisms.
Credit conditions continue to deteriorate
Corporate bond default activity has increased over the six months with March 2016 marking the highest monthly default volume since the last default cycle. The first quarter 2016 default total of $24.1 billion marks the fifth highest quarterly default total on record. At the end of March 2016, the 12-month high-yield default rate rose to 3.22% concentrated heavily in energy and mining. Energy bonds accounted for 61% of the year to date defaults and distressed exchanges, while metals and mining companies have accounted for 24%. Backing out the commodity sectors gives a non-commodity default rate at 0.41% indicating healthy credit conditions in the non-commodity sectors of high-yield. Currently, the 12-month default rate remains below the long-term average of 3.6%.
Credit conditions have deteriorated over the quarter as measured by the rating agency upgrade to downgrade ratio which ended the period at 0.42:1. This means that rating agencies are upgrading less than half as many companies as they are downgrading. Fallen Angel volume has significantly accelerated. A Fallen Angel is an investment grade company that gets downgraded to high-yield. In the first calendar quarter of 2016, $140.4 billion of bonds were downgraded compared to a total of $143.1 billion for all of 2015.
OUTLOOK
Brookfield Investment Management Inc. (the “Adviser”) remains cautiously optimistic toward credit, recognizing that defaults are likely to continue increasing in the energy sector given continued relatively low prices for crude oil. Oil-producing companies are seeing their high price hedges run off thereby exposing their income statement to today’s lower product prices. Credit distress has been concentrated in the energy and mining sectors for reasons that are well understood; namely sharp reduction in end-product prices. Absent these sectors, the default rate remains extremely low and non-commodity companies are unlikely to experience credit contagion from today’s troubled sectors. Coupled with very manageable maturity schedules, adequate corporate liquidity, and modest capital spending plans, the Adviser believes current spreads adequately compensate investors for today’s risks.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
2016 Semi-Annual Report3

Brookfield High Income Fund Inc. (Unaudited)

Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield High Income Fund Inc. currently holds these securities.
The BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment-grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Original issue zero coupon bonds, “global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144a securities and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. DRD-eligible and defaulted securities are excluded from the index.
The quoted benchmarks within this report do not reflect deductions for fees, expenses or taxes. These benchmarks are unmanaged and cannot be purchased directly by investors. Benchmark performance is shown for illustrative purposes only and does not predict or depict the performance of any investment. There may be material factors relevant to any such comparison such as differences in the volatility, and regulatory and legal restrictions between the indices shown and the Fund.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2016 and subject to change based on subsequent developments.
Fixed income investing entails credit and interest rate risks. Interest rate risk is the risk that rising interest rates or an expectation of rising interest rates in the near future will cause the values of the portfolio’s investments to decline. Risks associated with rising interest rates are heightened given that rates in the U.S. are at or near historic lows. When interest rates rise, bond prices generally fall, and the value of the portfolio can fall. Below-investment-grade (“high yield” or "junk") bonds are more at risk of default and are subject to liquidity risk. Mortgage-backed securities are subject to prepayment risk. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks. Emerging and developing market investments may be especially volatile. Derivative instruments entail higher volatility and risk of loss compared to traditional stock or bond investments.
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, as described in the Fund’s prospectus. These objectives will not necessarily be achieved in all interest rate environments. The leverage strategy of the Fund assumes a positive slope to the yield curve (short-term interest rates lower than long-term rates). Otherwise, the benefits of leverage will be reduced or eliminated completely. The use of leverage involves risk, including the potential for higher volatility and greater declines of the Fund’s net asset value, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others.
4Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.
Portfolio Characteristics  (Unaudited)
March 31, 2016

PORTFOLIO STATISTICS
Annualized distribution rate[1]	12.82%
Weighted average coupon	6.68%
Weighted average life	5.57 years
Percentage of leveraged assets	27.94%
Total number of holdings	123

CREDIT QUALITY[2]
BBB and Above	4.2%
BB	29.1%
B	47.1%
CCC and Below	11.1%
Unrated	2.4%
Securitized Products	2.7%
Equities	3.4%
Total	100.0%

ASSET ALLOCATION[3]
Residential Mortgage Related Holdings	3.8%
Corporate Bonds	121.5%
Term Loans	5.8%
Common Stocks	2.7%
Exchange Traded Fund	1.4%
Warrants	0.6%
Short Term Investment	1.5%
Liabilities in Excess of Other Assets	(37.3%)
Total	100.0%

[1]	The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by March 31, 2016 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Fiscal Year-to-date through March 31, 2016, 32% of the Fund’s distributions is a return of capital, but will be determined at the Fund's fiscal year-end.
[2]	Sector and credit ratings allocations are expressed as a percentage of total investments (by market value), not total assets and will vary over time. Cash is excluded. Credit ratings are expressed as a percentage of total investments (by market value) and will vary over time. Credit allocation excludes equities. The higher of an S&P or Moody’s rating was used. If a Moody’s rating was used, we converted such rating to a comparable S&P ratings.
[3]	Percentages are based on net assets.
2016 Semi-Annual Report5

Brookfield High Income Fund Inc.
Schedule of Investments (Unaudited)
March 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 3.8%
Non-Agency Mortgage-Backed Securities – 3.8%
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [1,2,3]	0.57%	04/25/47	$ 1,480	$ 1,227,960
GSAMP Trust
Series 2006-HE8, Class A2C [2,3]	0.60	01/25/37	1,475	1,169,145
Home Equity Asset Trust
Series 2006-7, Class 2A3 [2,3]	0.58	01/25/37	2,060	1,399,515
Nomura Resecuritization Trust
Series 2014-1R, Class 2A11 [3,4]	0.70	02/26/37	4,362	2,162,741
Securitized Asset Backed Receivables LLC Trust
Series 2007-BR4, Class A2B [2,3]	0.63	05/25/37	2,493	1,440,363
Total Non-Agency Mortgage-Backed Securities				7,399,724
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $8,180,403)				7,399,724
CORPORATE BONDS – 121.5%
Automotive – 3.8%
American Axle & Manufacturing, Inc. [1]	6.25	03/15/21	3,190	3,293,675
American Axle & Manufacturing, Inc. [1]	7.75	11/15/19	650	711,750
Ford Motor Co. [1]	6.50	08/01/18	3,100	3,378,839
Motors Liquidation Co. [5,6]	8.38	07/15/33	8,250	825
Total Automotive				7,385,089
Basic Industry – 8.8%
Alcoa, Inc. [1]	5.55	02/01/17	1,000	1,023,300
Arch Coal, Inc. [1,6]	7.25	06/15/21	6,100	38,125
Cascades, Inc. [1,4,7]	5.50	07/15/22	3,000	2,885,625
Hexion, Inc.	8.88	02/01/18	1,425	976,125
Hexion, Inc. [1]	9.00	11/15/20	4,500	1,811,250
INEOS Group Holdings SA [1,4,7]	6.13	08/15/18	3,800	3,864,106
Millar Western Forest Products Ltd. [7]	8.50	04/01/21	1,575	661,500
PulteGroup, Inc. [1]	6.38	05/15/33	2,350	2,397,000
USG Corp. [1]	9.75	01/15/18	3,075	3,439,387
Total Basic Industry				17,096,418
Capital Goods – 6.5%
Ardagh Packaging Finance PLC [1,4,7]	6.75	01/31/21	3,625	3,507,188
Crown Cork & Seal Company, Inc. [1]	7.38	12/15/26	3,950	4,216,625
DP World Sukuk Ltd. [4,7]	6.25	07/02/17	400	418,200
Terex Corp. [1]	6.00	05/15/21	3,000	2,902,500
Terex Corp. [1]	6.50	04/01/20	1,100	1,061,500
Tyco Electronics Group SA [1,7]	6.55	10/01/17	500	534,221
Total Capital Goods				12,640,234
Consumer Goods – 3.5%
ACCO Brands Corp. [1]	6.75	04/30/20	3,575	3,780,562
Post Holdings, Inc. [1]	7.38	02/15/22	2,825	2,987,438
Total Consumer Goods				6,768,000

See Notes to Financial Statements.
6Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.
Schedule of Investments (Unaudited)  (continued)
March 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Consumer Non-Cyclical – 0.7%
Anheuser-Busch InBev Worldwide, Inc. [1]	7.75%	01/15/19	$ 1,000	$ 1,165,514
DP World Ltd. [4,7]	6.85	07/02/37	200	203,892
Total Consumer Non-Cyclical				1,369,406
Electric Utilities & Generation – 1.7%
TerraForm Power Operating LLC [4]	5.88	02/01/23	4,000	3,240,000
Energy – 20.7%
AmeriGas Finance LLC [1]	7.00	05/20/22	1,025	1,050,625
Blue Racer Midstream LLC [1,4]	6.13	11/15/22	4,200	3,496,500
BreitBurn Energy Partners LP [1,6]	8.63	10/15/20	3,475	347,500
Crestwood Midstream Partners LP [1]	6.00	12/15/20	3,550	2,786,750
EP Energy LLC [1]	6.38	06/15/23	3,725	1,713,500
EV Energy Partners LP [1]	8.00	04/15/19	4,400	1,100,000
Ferrellgas Partners LP [1]	8.63	06/15/20	3,375	3,121,875
Global Partners LP	6.25	07/15/22	4,650	3,464,250
Holly Energy Partners LP	6.50	03/01/20	3,000	2,970,000
ION Geophysical Corp.	8.13	05/15/18	1,975	987,500
LBC Tank Terminals Holding Netherlands BV [1,4,7]	6.88	05/15/23	3,325	3,092,250
Linn Energy LLC	7.75	02/01/21	250	28,750
Linn Energy LLC [1]	8.63	04/15/20	3,200	368,000
Pioneer Natural Resources Co.	6.65	03/15/17	1,250	1,292,561
Precision Drilling Corp. [1,7]	6.63	11/15/20	1,800	1,440,000
Suburban Propane Partners LP	7.38	08/01/21	2,800	2,849,000
Targa Pipeline Partners LP [1]	5.88	08/01/23	4,000	3,610,000
Tesoro Logistics LP [1]	6.13	10/15/21	4,250	4,250,000
Trinidad Drilling Ltd. [1,4,7]	7.88	01/15/19	2,865	2,188,144
W&T Offshore, Inc.	8.50	06/15/19	1,215	145,800
Total Energy				40,303,005
Financial Services – 1.5%
Puma International Financing SA [4,7]	6.75	02/01/21	3,125	2,998,438
Healthcare – 7.7%
CHS/Community Health Systems, Inc. [1]	7.13	07/15/20	3,050	2,882,250
CHS/Community Health Systems, Inc.	6.88	02/01/22	1,525	1,376,313
DJO Finco, Inc. [4]	8.13	06/15/21	250	221,250
HCA, Inc.	5.88	05/01/23	1,775	1,861,531
HCA, Inc. [1]	8.00	10/01/18	3,475	3,892,000
inVentiv Health, Inc. [1]	10.00	08/15/18	569	545,529
inVentiv Health, Inc. [4,8]	10.00	08/15/18	936	945,498
Kindred Healthcare, Inc.	6.38	04/15/22	3,750	3,379,687
Total Healthcare				15,104,058
Leisure – 10.7%
Boyd Gaming Corp. [4]	6.38	04/01/26	100	103,750
Boyd Gaming Corp. [1]	9.00	07/01/20	3,625	3,833,437
Cedar Fair LP [1]	5.25	03/15/21	4,200	4,352,250
GLP Capital LP [1]	5.38	11/01/23	4,525	4,525,000
Isle of Capri Casinos, Inc.	5.88	03/15/21	1,700	1,751,000

See Notes to Financial Statements.
2016 Semi-Annual Report7

Brookfield High Income Fund Inc.
Schedule of Investments (Unaudited)  (continued)
March 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
MGM Resorts International [1]	7.63%	01/15/17	$ 2,875	$ 2,982,813
Palace Entertainment Holdings LLC [1,4]	8.88	04/15/17	3,475	3,370,750
Total Leisure				20,919,000
Media – 10.9%
CCO Holdings LLC	5.75	01/15/24	5,550	5,778,937
Cumulus Media Holdings, Inc. [1]	7.75	05/01/19	2,455	932,900
iHeart Communications, Inc. [1]	9.00	03/01/21	3,550	2,471,688
Lamar Media Corp.	5.38	01/15/24	4,150	4,327,620
Mediacom Broadband LLC	6.38	04/01/23	3,150	3,220,875
Neptune Finco Corp. [4]	10.88	10/15/25	4,125	4,483,875
Total Media				21,215,895
Pipelines – 1.9%
MPLX LP [4]	4.88	12/01/24	3,900	3,600,624
Retail – 3.4%
L Brands, Inc. [1]	7.60	07/15/37	2,500	2,600,000
L Brands, Inc.	8.50	06/15/19	800	936,080
New Albertsons, Inc. [1]	7.75	06/15/26	3,300	3,085,500
Total Retail				6,621,580
Services – 10.7%
Avis Budget Car Rental LLC [1]	5.50	04/01/23	1,550	1,503,500
Casella Waste Systems, Inc. [1]	7.75	02/15/19	3,400	3,448,875
Dynagas LNG Partners LP [1,7]	6.25	10/30/19	2,825	1,892,750
H&E Equipment Services, Inc. [1]	7.00	09/01/22	4,250	4,313,750
Sotheby's [1,4]	5.25	10/01/22	1,850	1,655,750
Teekay Offshore Partners LP [1,7]	6.00	07/30/19	3,750	2,353,125
United Rentals North America, Inc. [1]	5.75	11/15/24	3,625	3,625,000
United Rentals North America, Inc.	7.63	04/15/22	1,225	1,304,625
United Rentals North America, Inc. [1]	8.25	02/01/21	797	832,865
Total Services				20,930,240
Telecommunications – 21.5%
CenturyLink, Inc. [1]	7.65	03/15/42	3,050	2,516,250
CyrusOne LP [1]	6.38	11/15/22	4,425	4,590,937
FairPoint Communications, Inc. [1,4]	8.75	08/15/19	2,250	2,131,875
Frontier Communications Corp. [1,4]	11.00	09/15/25	6,150	6,180,750
Intelsat Luxembourg SA [1,7]	7.75	06/01/21	6,425	1,911,438
Level 3 Financing, Inc. [1]	5.38	05/01/25	5,775	5,847,187
Qwest Capital Funding, Inc. [1]	6.88	07/15/28	475	394,250
Qwest Corp. [1]	6.88	09/15/33	850	828,784
SBA Communications Corp.	4.88	07/15/22	5,000	5,062,500
T-Mobile USA, Inc. [1]	6.63	04/01/23	3,340	3,515,350
Wind Acquisition Finance SA [4,7]	7.38	04/23/21	1,150	1,040,750
Windstream Services LLC [1]	7.50	06/01/22	5,725	4,393,938
Zayo Group LLC	6.00	04/01/23	3,525	3,518,373
Total Telecommunications				41,932,382

See Notes to Financial Statements.
8Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.
Schedule of Investments (Unaudited)  (continued)
March 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Transportation – 1.6%
Watco Companies LLC [1,4]	6.38%	04/01/23	$ 3,275	$ 3,193,125
Utility – 5.9%
AES Corp. [1]	4.88	05/15/23	4,250	4,090,625
NRG Energy, Inc.	6.25	07/15/22	3,975	3,696,750
NRG Yield Operating LLC	5.38	08/15/24	4,050	3,766,500
Total Utility				11,553,875
Total CORPORATE BONDS (Cost $272,875,957)				236,871,369
TERM LOANS – 5.8%
Caesars Growth Properties Holdings LLC [3,9]	6.25	04/10/21	1,719	1,398,075
FairPoint Communications, Inc. [3,9]	7.50	02/14/19	1,940	1,919,785
FMG Resources August 2006 Property Ltd. [3,9]	4.25	06/30/19	3,416	2,877,245
Four Seasons Holdings, Inc. [3,9]	6.25	12/13/20	3,325	3,286,197
MEG Energy Corp. [3,9]	3.75	03/31/20	1,750	1,405,250
Texas Competitive Electric Holdings Company LLC [3,9]	4.92	10/10/17	1,566	446,353
Total TERM LOANS (Cost $12,763,256)				11,332,905

	Shares	Value
COMMON STOCKS – 2.7%
Automotive – 0.4%
Ford Motor Co.	61,300	$ 827,550
Basic Industry – 0.1%
EnLink Midstream Partners LP	7,800	94,146
Capital Goods – 0.6%
General Electric Co.	37,450	1,190,535
Consumer Staples – 0.2%
B&G Foods, Inc.	13,810	480,726
Energy – 0.2%
BreitBurn Energy Partners LP [10]	13,075	7,314
EV Energy Partners LP	7,900	15,326
Thunderbird Resources Equity, Inc. [5,10]	11	453,548
Total Energy		476,188
Telecommunications – 0.8%
CenturyLink, Inc.	33,160	1,059,794
Verizon Communications, Inc.	7,500	405,600
Total Telecommunications		1,465,394
Utility – 0.4%
AES Corp.	66,250	781,750
Total COMMON STOCKS (Cost $5,975,210)		5,316,289

See Notes to Financial Statements.
2016 Semi-Annual Report9

Brookfield High Income Fund Inc.
Schedule of Investments (Unaudited)  (continued)
March 31, 2016

	Shares	Value
EXCHANGE TRADED FUND – 1.4%
SPDR® Barclays High Yield Bond ETF	80,500	$ 2,757,125
Total EXCHANGE TRADED FUND (Cost $2,656,613)		2,757,125

WARRANTS – 0.6%
Automotive – 0.6%
General Motors Co. [10] Expiration: July 2016 Exercise Price: $10.00	34,193	740,279
General Motors Co. [10] Expiration: July 2019 Exercise Price: $18.33	34,193	467,076
Total Automotive		1,207,355
Total WARRANTS (Cost $1,969,136)		1,207,355

	Interest Rate
SHORT TERM INVESTMENT – 1.5%
STIT Liquid Assets Portfolio, Institutional Class [3]	0.45%	2,844,266	2,844,266
Total SHORT TERM INVESTMENT (Cost $2,844,266)			2,844,266
Total Investments – 137.3% (Cost $307,264,841)			267,729,033
Liabilities in Excess of Other Assets – (37.3)%			(72,749,044)
TOTAL NET ASSETS – 100.0%			$ 194,979,989

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— All or a portion of this security is pledged as collateral for credit facility.
2	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
3	— Variable rate security – Interest rate shown is the rate in effect as of March 31, 2016.
4	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2016, the total value of all such securities was $54,985,081 or 28.2% of net assets.
5	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of March 31, 2016, the total value of all such securities was $454,373 or 0.2% of net assets.
6	— Issuer is currently in default on its regularly scheduled interest payment.
7	— Foreign security or a U.S. security of a foreign company.
8	— Payment in kind security.
9	— Private Placement.
10	— Non-income producing security.

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Statement of Assets and Liabilities (Unaudited)
March 31, 2016

Assets:
Investments in securities, at value (Note 2)	$264,884,767
Investments in short term securities, at value	2,844,266
Total investments, at value	267,729,033
Cash	46,501
Interest and dividends receivable	5,289,399
Receivable for open forward currency contracts (Note 2)	38,197
Prepaid expenses	961
Total assets	273,104,091
Liabilities:
Payable for credit facility (Note 6)	76,316,860
Payable for credit facility interest (Note 6)	8,008
Payable for investments purchased	1,414,578
Investment advisory fee payable (Note 4)	147,974
Administration fee payable (Note 4)	34,148
Directors' fees payable	7,858
Accrued expenses	194,676
Total liabilities	78,124,102
Commitments and contingencies (Note 9)
Net Assets	$194,979,989
Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized) (Note 7)	$ 25,532
Additional paid-in capital (Note 7)	275,247,062
Distributions in excess of net investment income	(3,712,945)
Accumulated net realized loss on investments, foreign currency transactions and forward currency contracts	(37,079,761)
Net unrealized depreciation on investments, foreign currency translations and forward currency contracts	(39,499,899)
Net assets applicable to capital stock outstanding	$194,979,989
Total investments at cost	$307,264,841
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	25,532,427
Net asset value per share	$ 7.64

See Notes to Financial Statements.
2016 Semi-Annual Report11

BROOKFIELD HIGH INCOME FUND INC.
Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2016

Investment Income (Note 2):
Interest	$ 9,957,376
Dividends (net of foreign withholding tax of $349)	129,422
Total investment income	10,086,798
Expenses:
Investment advisory fees (Note 4)	901,061
Administration fees (Note 4)	207,937
Legal fees	270,944
Directors' fees	45,986
Reports to stockholders	41,737
Fund accounting servicing fees	39,392
Registration fees	16,755
Transfer agency fees	15,819
Audit and tax services	12,203
Insurance	8,970
Custodian fees	7,727
Miscellaneous	5,645
Total operating expenses	1,574,176
Interest expense on credit facility (Note 6)	694,305
Total expenses	2,268,481
Net investment income	7,818,317
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts (Note 2):
Net realized gain (loss) on:
Investments	(6,998,407)
Foreign currency transactions	3,263
Forward currency contracts	(86,257)
Net realized loss	(7,081,401)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,359,072)
Foreign currency and foreign currency translations	3,144
Forward currency contracts	105,307
Net change in unrealized depreciation	(5,250,621)
Net realized and unrealized loss on investments	(12,332,022)
Net decrease in net assets resulting from operations	$ (4,513,705)

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2016 (Unaudited)	For the Fiscal Year Ended September 30, 2015
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 7,818,317	$ 19,405,117
Net realized loss on investments, foreign currency transactions and forward currency contracts	(7,081,401)	(4,352,235)
Net change in unrealized depreciation on investments, foreign currency translations and forward currency contracts	(5,250,621)	(39,575,693)
Net decrease in net assets resulting from operations	(4,513,705)	(24,522,811)
Distributions to Stockholders (Note 2):
Net investment income	(11,489,592)	(19,844,487)
Return of capital	—	(4,002,800)
Total distributions	(11,489,592)	(23,847,287)
Total decrease in net assets	(16,003,297)	(48,370,098)
Net Assets:
Beginning of period	210,983,286	259,353,384
End of period	$194,979,989	$210,983,286
(including distributions in excess of net investment income of)	$ (3,712,945)	$ (41,670)

See Notes to Financial Statements.
2016 Semi-Annual Report13

BROOKFIELD HIGH INCOME FUND INC.
Statement of Cash Flows (Unaudited)
For the Six Months Ended March 31, 2016

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$ (4,513,705)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term portfolio investments and principal payups	(35,060,670)
Proceeds from disposition of long-term portfolio investments and principal paydowns	46,312,043
Purchases of short-term portfolio investments, net	(1,275,648)
Return of capital distributions from portfolio investments	33,377
Decrease in interest and dividends receivable	803,787
Increase in receivable for open forward currency contracts	(38,197)
Decrease in prepaid expenses	7,728
Decrease in receivable for investments sold	9,375
Decrease in payable to custodian	(8,410)
Decrease in payable for open forward currency contracts	(67,110)
Increase in payable for credit facility interest	1,188
Decrease in payable for investments purchased	(909,304)
Decrease in investment advisory fee payable	(17,855)
Decrease in administration fee payable	(4,120)
Decrease in directors' fee payable	(389)
Increase in accrued expenses	18,792
Net amortization on investments and paydown gains or losses	(145,252)
Net change in unrealized depreciation on investments	5,359,072
Net realized loss on investments	6,998,407
Net cash provided by operating activities	17,503,109
Cash flows used for financing activities:
Net cash used for credit facility	(6,000,000)
Distributions paid to stockholders	(11,489,592)
Net cash used for financing activities	(17,489,592)
Net increase in cash	13,517
Cash at the beginning of period	32,984
Cash at the end of period	$ 46,501
Supplemental Disclosure of Cash Flow Information:
Interest payments for the six months ended March 31, 2016, totaled $693,117.

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Financial Highlights

	For the Six Months Ended March 31, 2016	For the Fiscal Year Ended September 30,	For the Three Months Ended September 30,	For the Fiscal Years Ended June 30,
	(Unaudited)	2015	2014 [2]	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value, beginning of period	$ 8.26	$ 10.16	$ 10.70	$ 10.14	$ 9.86	$ 9.92	$ 9.25
Net investment income[1]	0.31	0.76	0.21	0.88	0.92	0.91	0.93
Net realized and unrealized gain (loss) on investment transactions	(0.48)	(1.73)	(0.52)	0.60	0.27	(0.03)	0.69
Net increase (decrease) in net asset value resulting from operations	(0.17)	(0.97)	(0.31)	1.48	1.19	0.88	1.62
Distributions from net investment income	(0.45)	(0.77)	(0.23)	(0.91)	(0.91)	(0.94)	(0.95)
Return of capital distributions	—	(0.16)	—	(0.01)	—	—	—
Total distributions paid	(0.45)	(0.93)	(0.23)	(0.92)	(0.91)	(0.94)	(0.95)
Net asset value, end of period	$ 7.64	$ 8.26	$ 10.16	$ 10.70	$ 10.14	$ 9.86	$ 9.92
Market price, end of period	$ 7.02	$ 7.29	$ 9.37	$ 10.54	$ 9.62	$ 10.00	$ 9.90
Total Investment Return†	2.82% [4]	-13.26%	-9.05% [4]	20.13%	5.12%	11.37%	29.77%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$194,980	$210,983	$259,353	$73,260	$69,463	$67,491	$67,871
Operating expenses	1.59% [3]	1.41%	1.82% [3]	2.06%	1.63%	1.71%	1.65%
Interest expense	0.70% [3]	0.51%	0.45% [3]	0.48%	0.53%	0.62%	0.42%
Total expenses	2.29% [3]	1.92%	2.27% [3]	2.54%	2.16%	2.33%	2.07%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.59% [3]	1.41%	1.82% [3]	1.95%	1.52%	1.59%	1.53%
Net investment income	7.89% [3]	8.04%	8.04% [3]	8.47%	8.87%	9.45%	9.36%
Net investment income, excluding the effect of fee waivers and reimbursement	7.89% [3]	8.04%	8.04% [3]	8.36%	8.76%	9.33%	9.25%
Portfolio turnover rate	13% [4]	27%	11% [4]	28%	28%	24%	46%
Credit facility, end of period (000s)	$ 76,317	$ 82,317	$102,800	$28,000	$30,400	$30,400	$29,400
Asset coverage per $1,000 unit of senior indebtedness[5]	$ 3,555	$ 3,563	$ 3,523	$ 3,616	$ 3,280	$ 3,220	$3,310

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the three months ended September 30, 2014 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from June 30 to September 30.
[3]	Annualized.
[4]	Not annualized.
[5]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
2016 Semi-Annual Report15

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited)
March 31, 2016

1.Organization
Brookfield High Income Fund Inc. (the “Fund”) was incorporated under the laws of the state of Maryland as a corporation on November 22, 2013. Prior to March 1, 2014, the Fund was a business trust under the laws of the Commonwealth of Massachusetts (organized on June 2, 1998), and commenced operations on July 31, 1998. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is a registered investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The Fund’s primary investment objective is to seek high current income. The Fund will seek capital growth as a secondary investment objective, when consistent with its primary investment objective. The Fund's investment objective is fundamental and may not be changed without approval by the majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.
Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a
16Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund’s Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. Pursuant to the procedures, securities in the Fund are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. However, if (i) a market value or price is not readily available, (ii) the available quotations are not believed to be reflective of market value by the Adviser, or (iii) a significant event has occurred that would materially affect the value of the security, the security is fair valued, as determined in good faith, by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
2016 Semi-Annual Report17

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2016:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Residential Mortgage Related Holdings	$ —	$ —	$ 7,399,724	$ 7,399,724
Corporate Bonds	—	236,870,544	825	236,871,369
Term Loans	—	11,332,905	—	11,332,905
Common Stocks	4,862,741	—	453,548	5,316,289
Exchange Traded Fund	2,757,125	—	—	2,757,125
Warrants	1,207,355	—	—	1,207,355
Short Term Investment	2,844,266	—	—	2,844,266
Total	$ 11,671,487	$ 248,203,449	$ 7,854,097	$ 267,729,033

Valuation Inputs	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$ 38,197	$ —	$ —	$ 38,197
Total	$ 38,197	$ —	$ —	$ 38,197

* Other financial instruments include forward currency contracts which are reflected at the net unrealized appreciation (depreciation) on the instruments.
18Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of March 31, 2016.
	Quantitative Information about Level 3 Fair Value Measurements(1)
Assets	Value as of March 31, 2016	Valuation Methodology	Significant Unobservable Input	Range (Weighted Average)
Corporate Bond:
Motors Liquidation Co.	$ 825	Discounted Cash Flow	Anticipated Residual Value	$0.01
Common Stock:
Thunderbird Resources Equity, Inc.	453,548	Analysis of Enterprise Value	Various assumptions of value of assets and liabilities	$34,259-$42,321 ($35,000)
Total	$454,373

(1) The table above does not include Level 3 securities that are valued by brokers and pricing services. At March 31, 2016, the value of these securities was approximately $7,399,724. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in the Valuation of Investments in Note 2. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Residential Mortgage Related Holdings	Corporate Bonds	Common Stocks	Total
Balance as of September 30, 2015	$8,079,848	$ 4,120,625	$399,350	$12,599,823
Accrued Discounts (Premiums)	210,384	9,818	—	220,202
Realized Gain (Loss)	100,402	—	—	100,402
Change in Unrealized Appreciation (Depreciation)	(708,437)	(519,618)	54,198	(1,173,857)
Purchases at cost	57,605	—	—	57,605
Sales proceeds	(340,078)	—	—	(340,078)
Transfers out of Level 3	—	(3,610,000)	—	(3,610,000) (a)
Balance as of March 31, 2016	$7,399,724	$ 825	$453,548	$ 7,854,097
Change in unrealized gains or losses relating to assets still held at reporting date	$ (708,437)	$ —	$ 54,198	$ (654,239)

(a) Transferred due to an increase of observable market data for these securities.
For the six months ended March 31, 2016, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
2016 Semi-Annual Report19

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986 as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of March 31, 2016, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of March 31, 2016, open taxable years consisted of the taxable years ended June 30, 2013 through September 30, 2015. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative net assets, evenly or a combination of both.
Distributions: The Fund declares and pays distributions, which includes dividends paid monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
Foreign Currency Translations: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Fund does not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported unrealized currency gains and losses arise from translation of assets and liabilities denominated in foreign currency other than securities.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.
20Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.
The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
All forward contracts were entered into with Bank of New York Mellon as the counterparty. As of March 31, 2016, the following forward contracts were outstanding:
Settlement Date	Currency to be Delivered		U.S. $ Value at March 31, 2016	Currency to be Received		U.S. $ Value at March 31, 2016	Unrealized Appreciation (Depreciation)
05/09/16	341,352	U.S. Dollars	$341,352	497,266	Canadian Dollars	$382,898	$41,546
05/09/16	497,266	Canadian Dollars	382,898	379,549	U.S. Dollars	379,549	(3,349)
Total							$38,197
The following table sets forth the fair value of the Fund’s derivative instruments:
Derivatives	Statement of Assets and Liabilities	Unrealized Appreciation as of March 31, 2016
Forward contracts	Receivable for open forward currency contracts	$38,197
The following table sets forth the effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2016:
Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Loss on Forward currency contracts	Net Change in Unrealized Appreciation on Forward currency contracts
Forward contracts	Forward currency contracts	$(86,257)	$105,307
2016 Semi-Annual Report21

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Forward contracts	$41,546	$(3,349)	$38,197	$—	$—	$38,197
The Fund had a monthly average of 2 forward contracts open during the six months ended March 31, 2016.
3.Risks of Investing in Below-Investment Grade Securities
The Fund has investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
4.Investment Advisory Agreement and Affiliated Transactions
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at the annual rate of 0.65%
22Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

of the Fund’s average weekly total assets minus liabilities (other than aggregate indebtedness leverage) ("Managed Assets"). For the six months ended March 31, 2016, the Adviser earned $901,061 in investment advisory fees under the Advisory Agreement.
The Fund has entered into an Administration Agreement with the Adviser. The Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC ("Sub-Administrator"). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of its Managed Assets, payable monthly in arrears. During the six months ended March 31, 2016, the Adviser earned $207,937 in administration fees from the Fund. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or Directors of the Fund are officers and/or employees of the Adviser.
5.Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term investments, the credit facility and U.S. Government securities, for the six months ended March 31, 2016, were $35,060,670 and $46,312,043, respectively. For the six months ended March 31, 2016, there were no transactions in U.S. Government securities.
6.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused.
For the six months ended March 31, 2016, the average interest rate paid under the line of credit was 1.16% of the total line of credit amount available to the Fund.
Total line of credit amount available	$120,000,000
Line of credit outstanding at March 31, 2016	76,316,860
Line of credit amount unused at March 31, 2016	43,683,140
Average balance outstanding during the period	79,051,833
Interest expense incurred on line of credit during the period	694,305
7.Capital Stock
The Fund has 1,000,000,000 shares of $0.001 par value common stock authorized. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. The Board, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the series that the Fund has authority to issue.
The common shares have no preemptive, conversion, exchange or redemption rights. All shares of the Fund’s common stock have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. For the six months ended March 31, 2016, the Fund did not issue any shares for the reinvestment of distributions.
2016 Semi-Annual Report23

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

8.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.
The tax character of the distributions paid during the fiscal year ended September 30, 2015 was as follows:
Ordinary income	$19,844,487
Return of capital	4,002,800
Total	$23,847,287
A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
At September 30, 2015, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
Capital loss carryforward[1]	$(30,123,574)
Other accumulated losses	(78,053)
Tax basis unrealized depreciation	(34,087,681)
Total tax basis net accumulated losses	$(64,289,308)

1 To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of September 30, 2015, the Fund had a capital loss carryforward:
Expiring In:
2017	$25,914,000
Infinite (Short-Term)	936,031
Infinite (Long-Term)	3,273,543
Federal Income Tax Basis: The federal income tax basis of the Fund's investments at March 31, 2016 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$307,264,841	$6,797,729	$(46,333,537)	$(39,535,808)
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for forward currency contracts and partnership adjustments. Permanent book and tax differences, if any, will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.
9.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future
24Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
10.Pending Litigation
In connection with the reorganization of each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (together with their predecessors, the “Closed-End Funds”) into the Fund, all rights, defenses, potential liabilities and/or claims associated with the Opt-Out Actions (defined below) were assumed by the Fund, including any potential claims by the Closed-End Funds for indemnification and/or contribution or any similar claims against any released defendant parties related to any Opt-Out Actions related to the Class Action (defined below).
On August 5, 2013, the federal court in the Western District of Tennessee entered an order approving a settlement of a securities class action proceeding captioned In re Morgan Keegan Closed-End Fund Litigation (the “Class Action”) against the Closed-End Funds and other defendants. Subsequent to the Class Action settlement, five separate purported Opt-Out Actions were filed against the Closed-End Funds in the Western District of Tennessee on behalf of a number of investors (the “Opt-Out Actions”).
One action, the Warwick Action, has been entirely dismissed by the Court. In another, the Small Action, the Court dismissed all claims against the Closed-End Funds except for a Section 11 claim against RMK Multi-Sector High Income Fund, Inc. (“RHY”, i.e., Helios Multi-Sector High Income Fund, Inc.) which Plaintiff alleged resulted in damages in excess of $342,000. The parties to the Small Action subsequently settled the case at a Court-ordered mediation.
In another case, the Starnes Action, the Court initially dismissed all claims brought by three of the five plaintiffs. For the remaining two plaintiffs in the Starnes Action, and for all three plaintiffs in a separate case, the Stein Action, the Court initially dismissed the Section 12(a)(2) claim against RHY, but declined to dismiss a Section 10b-5 claim against all the Closed-End Funds, and a Section 11 claim against RHY. The Closed-End Funds and non-fund defendants thereafter filed motions to reconsider the Court’s rulings in the Starnes Action and Stein Action, which the Court granted, dismissing both cases in their entirety. Plaintiffs appealed the dismissals of the Starnes Action and Stein Action to the Sixth Circuit Court of Appeals (the “Sixth Circuit”), and the cases were consolidated for briefing. Briefing before the Sixth Circuit was completed on January 2, 2016. The Sixth Circuit heard oral argument on the appeal on April 19, 2016. A decision on the appeal remains pending.
In the Adkins Action, brought on behalf of approximately one-hundred plaintiffs, the Court granted defendants’ motion to dismiss in its entirety. Plaintiffs filed a motion to reconsider the Court’s ruling. On March 9, 2016, the Court granted plaintiffs’ motion to reconsider and vacated its prior order dismissing the case. On April 21, 2016, defendants filed a motion to reconsider the Court’s March 9, 2016 ruling. Briefing on the motion to reconsider is ongoing and a decision remains pending.
The Adkins Action, Starnes Action and Stein Action seek, among other forms of relief, compensatory damages not quantified against all defendants, jointly and severally, in an amount to be proven at trial.
No estimate of the effect, if any, of these pending lawsuits on the Fund can be made at this time.
11.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading,
2016 Semi-Annual Report25

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Dividends: The Fund’s Board declared the following monthly dividends:
Dividend Per Share	Record Date	Payable Date
$0.0750	April 14, 2016	April 21, 2016
$0.0750	May 19, 2016	May 26, 2016
On May 16, 2016, the Fund announced that the Board approved a decrease to the Fund’s monthly distribution. The Board, upon the recommendation of the Fund’s Adviser and its portfolio management team, based upon the analysis of current earnings of the Fund, approved a decrease to the Fund's monthly distribution from $0.075 per share to $0.060 per share, payable on June 23, 2016, to stockholders of record as of June 16, 2016. The ex-distribution date is June 14, 2016.
On May 16, 2016, the Fund announced that the Boards of Directors (the “Boards”) of each of Brookfield Mortgage Opportunity Income Fund Inc., Brookfield Total Return Fund Inc., and Brookfield High Income Fund Inc., approved the reorganizations of each of the Funds into a new Fund, the Brookfield Real Assets Income Fund Inc. A joint special meeting of shareholders to consider the Reorganizations has been scheduled for Friday, August 5th, 2016, at 8:30 a.m., Eastern Time. Details regarding the proposed Reorganizations will be contained in the definitive proxy materials to be sent to shareholders of each Fund, once they become available.
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
26Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Compliance Certification  (Unaudited)
March 31, 2016

On February 26, 2016, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
2016 Semi-Annual Report27

BROOKFIELD HIGH INCOME FUND INC.
Proxy Results  (Unaudited)
March 31, 2016

At the Annual Meeting of Stockholders of the Fund held on February 24, 2016, the stockholders voted on a proposal to elect a Director Nominee or Class I Directors to the Board of Directors of the Fund. A description of the proposal and the shares voted in favor, shared voted against and shares abstaining with respect to the proposal were as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	To elect to the Fund's Board of Directors Edward A. Kuczmarski	20,671,370	1,527,659	-
28Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Dividend Reinvestment Plan  (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Trustees precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
2016 Semi-Annual Report29

BROOKFIELD HIGH INCOME FUND INC.
Joint Notice of Privacy Policy  (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
30Brookfield Investment Management Inc.

Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
Computershare Shareholder Services, Inc.
250 Royall Street
Canton, Massachusetts 02021
1-800-426-5523
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Directors of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Stuart A. McFarland	Director
Heather S. Goldman	Director
Jonathan C. Tyras	Director (Interested)

Officers of the Fund
Brian F. Hurley	President
Angela W. Ghantous	Treasurer
Alexis I. Rieger	Secretary
Seth A. Gelman	Chief Compliance Officer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)       The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)       As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   None.

 (2)   A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

 (3)   None.

(b)       A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD HIGH INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:  May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:  May 27, 2016

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date:  May 27, 2016